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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15 (d) of
                           The Securities Act of 1934



Date of Report (date of earliest event reported):                  March 9, 1999


                                AZCO MINING INC.
             (Exact name of registrant as specified in its charter)


Delaware                            0-20430                      84-1094315
(State of other                   (Commission                 (I.R.S. Employer
jurisdiction of                   File Number)              Identification No.)
of incorporation)



                            2068 Main Street, Suite C
                               Ferndale, WA                              98248
              (Address of principal executive offices)                (zip code)



Registrant's telephone number, including area code              (360) 380-4467



                                 Not Applicable
          (Former name of former address, if changed since last report)
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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

      On March 9, 1999 the Company consummated the acquisition of Arizona Mica Properties, Inc., an Arizona corporation ("Arizona Mica"), that owned the rights to develop 43 unpatented lode mining claims located in Yavapai County, Arizona. This acquisition was accomplished through the merger of Arizona Mica with and into the Company's wholly-owned subsidiary, Sanchez Mining Inc., a Delaware corporation ("Sanchez"), with Sanchez being the surviving corporation in the merger. In connection with the merger, the Company issued an aggregate of 4,500,000 shares (the "Shares") of its Common stock to the three shareholders of Arizona Mica, Messers. Lawrence G. Olson, John O. Rud and Floyd R. Bleak, with each such shareholder receiving 1,500,000 shares of the Company's Common Stock. The shares were issued as "restricted securities" as that term is defined in Rule 144 promulgated under the United States Securities Act of 1933, as amended (the "Act"), and the certificates representing the shares bear a restrictive legend permitting transfer only pursuant to registration or applicable exemption under the Act.


      The Company undertook a 3 month due diligence period, which included confirmation drilling, a marketing study, environmental and legal audits. The price of the transaction was determined at arms length with the principles of Arizona Mica.

      In addition to the 43 mining claims the Company acquired a pilot mica processing facility that Arizona Mica was developing in Glendale Arizona. The Company intends to further develop this processing facility.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial statements of businesses acquired:


                          ARIZONA MICA PROPERTIES, INC.
                                  BALANCE SHEET
                                NOVEMBER 30, 1998


                                     ASSETS

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
CURRENT ASSETS
      None                                                           $    -0-

PROPERTY AND EQUIPMENT
      Mining claims (Forty three (43) claims)                           7,200
      Equipment and improvements                                      129,392
                                                                     --------

            TOTAL PROPERTY AND EQUIPMENT                              136,592
                                                                     --------
                  TOTAL ASSETS                                       $136,592
                                                                     ========



                      LIABILITIES AND STOCKHOLDER'S EQUITY


 CURRENT LIABILITIES
      None                                                              $ -0-

 LONG-TERM LIABILITIES
      None                                                                -0-

 STOCKHOLDER'S EQUITY
      Common stock, no par value, 10,000 shares
            Authorized, 3,000 shares issued and outstanding             7,200
      Additional paid-in capital                                      129,392
                                                                     --------
            TOTAL STOCKHOLDER'S EQUITY                                136,592
                                                                     --------
            TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY               $136,592
                                                                     ========
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(b) Pro forma financial information: Not required

(c)   Exhibits.

         (1) Agreement and Plan of Merger of Arizona Mica Properties, Inc., into Sanchez Mining Inc., dated March 9, 1999.




                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                AZCO MINING INC.



                                                /s/ Alan P. Lindsay
                                                -----------------------
                                                By: Alan P. Lindsay
                                                Title:  Chairman, President and
                                                Chief Executive Officer

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